SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 0)

Filed by the Registrant  [ X ]

Filed by party other than the registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement                             [  ] Confidential, for use of the Commission only

                                                                                   (as permitted by Rule 14a-6(e)(2)).

[   ] Definitive Proxy Statement

[   ] Definitive additional materials.

[   ] Soliciting material under Rule 14a-12.

LUCAS ENERGY, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies: _____________________________

          (2) Aggregate number of securities to which transaction applies: _____________________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________

          (4) Proposed maximum aggregate value of transaction: ____________________________________

          (5) Total fee paid: ___________________________________

[ ] Fee paid previously with preliminary materials ______________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid: __________________________

          (2) Form, Schedule or Registration Statement No.: ____________________________

          (3) Filing Party: ____________________________

          (4) Date Filed: __________________________

LUCAS ENERGY, INC.

3000 Richmond Avenue, Suite 400

Houston, Texas 77098

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 18, 2008

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Lucas Energy, Inc., a Nevada corporation (the "Company"), will be held on November 18, 2008 at 10:00 a.m. local time at the Petroleum Club of Houston, 800 Bell Avenue, Houston, Texas 77002 (the "Annual Meeting") for the purpose of considering and voting upon the following matters:

     1.    To elect Seven (7) Directors to the Company's Board of Directors, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board of Directors intends to nominate the following individuals for election to the Board: James J. Cerna, Jr., W.A. Sikora, William A. Sawyer,  Peter K. Grunebaum, Eric Wold, Rick Schmid, and Fred Hofheinz.

     2.    To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors is not aware of any other business to be transacted at the Annual Meeting.

     The Board of Directors has fixed the close of business on September 23, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on September 23, 2008 shall be entitled to vote at the Annual Meeting or at any adjournments thereof.

     A copy of this Proxy Statement and the Company's Annual Report to Shareholders (Form 10-K) for the year ended March 31, 2008 which contains consolidated financial statements and other information of interest to shareholders, can be viewed at www.lucasenergy.com.  If your prefer to receive a paper copy of these documents, please contact the Company at (713) 528-1881 and a copy will be sent to you.

     All shareholders are invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                                                              By Order of the Board of Directors

                                                                              /s/ W.A. Sikora

                                                                              W.A. Sikora

                                                                              Chief Executive Officer

Houston, Texas

September 23, 2008

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

LUCAS ENERGY, INC.

3000 Richmond Avenue, Suite 400

Houston, Texas 77098

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 18, 2008

GENERAL

The enclosed Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of LUCAS ENERGY, INC. (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held on November 18, 2008, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The Annual Meeting will be held at the Petroleum Club of Houston, 800 Bell Avenue, Houston, Texas 77002, at 10:00 a.m., local time. The Company's telephone number is (713) 528-1881.

The Notice of Meeting, this Proxy Statement, the enclosed Proxy and the Company's Annual Report on Form 10-K (without exhibits) for the year ended March 31, 2008 are first being sent or given to shareholders entitled to vote at the Annual Meeting on or about October 10, 2008 The Company will, upon written request of any shareholder, furnish a copy of the Exhibits to its Annual Report on Form 10-K for the year ended March 31, 2008, as filed with the Securities and Exchange Commission. Please contact the Company at 3000 Richmond Avenue, Suite 400, Houston, Texas 77098, Attention: Secretary.

RECORD DATE

Shareholders of record at the close of business on September 23, 2008 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 10,241,439 shares of the Company's Common Stock, $0.001 par value (the "Common Stock") were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners."

REVOCABILITY OF PROXIES

A shareholder may revoke any proxy at any time before its exercise by delivery of a written revocation to the President of the Company or a duly executed proxy bearing a later date. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the Meeting that the shareholder intends to revoke the proxy and vote in person.

VOTING AND SOLICITATION

All proxies will be voted in accordance with the instructions of the shareholder. If no choice is specified, the shares will be voted (i) FOR the election of Directors as listed in this proxy statement. Each shareholder is entitled to one vote for each share of Common Stock held by him or her on all matters presented at the Annual Meeting. There are no shares of Preferred Stock outstanding. Shareholders do not have the right to cumulate their votes in the election of Directors.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Annual Meeting, the presence, in person or by proxy, of shareholders owning a majority of the shares of Common Stock issued and outstanding on the Record Date shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

If a quorum is present, the affirmative vote of the holders of a majority of the votes cast by the shareholders entitled to vote at the Annual Meeting is required to approve any proposal submitted at the Annual Meeting, including the election of Directors. Although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of Directors or on any other issues requiring approval of a majority of the votes cast.

BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date for the following: (i) each person or entity who is known to the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's Directors (and nominees for election as Directors); (iii) the Company's Chief Executive Officer and each of the officers ("Named Officers") named in the Summary Compensation Table herein; and (iv) all Directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or dispositive power and also any shares that the individual has the right to acquire within sixty days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and dispositive power (or shares such power) with respect to the shares shown as beneficially owned.

Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Common	James J. Cerna Jr. Revocable Trust 3000 Richmond Ave #400 Houston, Texas 77098	844,303	8.24%
Common	W. A. Sikora 3000 Richmond Ave. #400 Houston, Texas 77098	0	0
Common	William A. Sawyer 3000 Richmond Ave #400 Houston, Texas 77098	272,125	2.66%
Common	Peter K. Grunebaum 3000 Richmond Ave #400 Houston, Texas 77098	46,062.45%
Common	LGA, Inc. 377 S. Nevada St. Carson City, Nevada 89703	1,480,995	14.46%
Common	Eric Wold 3000 Richmond Ave #400 Houston, Texas 77098	86,227.84%
Common	Rick Schmid 3000 Richmond Ave. #400 Houston, Texas 77098	20,490.20%
Common	Malek A. Bohsali 3000 Richmond Ave. #400 Houston, Texas 77098	12,500.12%
Common	ALL EXECUTTIVE OFFICERS AND DIRECTORS AS A GROUP	1,281,707	12.51%

PROPOSAL NO. 1

ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

The Company's Bylaws currently provide for a Board of Directors of not less than one (1) nor more than fifteen (15) members. The Company's Board currently has seven (7) members. The Company's management recommends the seven (7) Directors listed below. Each of the nominees has indicated his willingness to serve if elected. At the Annual Meeting, shares represented by the accompanying Proxy will be voted for the election of the seven (7) nominees recommended by the Company's management unless the Proxy is marked in such a manner as to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a Director.

The term of office of each person elected as a Director will continue for one year, or until his successor has been duly elected and qualified.

The following table indicates the name of each nominee/director, and certain information regarding each nominee, including their age, principal occupation or employment, and the year in which each nominee first became a Director of the Company, if such person has previously served on the Company's Board of Directors.

Name	Position	Director Since	Age
James J. Cerna, Jr.	Chairman, Director	April 6, 2005	40
W.A. Sikora	Chief Executive Officer, President, Director	September 2, 2008	71
William A. Sawyer	Chief Operating Officer, Vice President, Director	April 6, 2005	60
Peter K. Grunebaum	Director	January 29, 2007	75
Eric Wold	Director	May 19, 2006	36
Rick Schmid	Director	May 19, 2006	59
Fred Hofheinz	Director	September 18, 2008	70

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.  There are no agreements with respect to the election of directors.  We have not compensated our directors for service on the Board of Directors or any committee thereof, but directors are reimbursed for expenses incurred for attendance at meetings of the Board and any committee thereof.  Executive officers are appointed annually by the Board and each executive officer serves at the discretion of the Board. The Executive Committee of the Board of Directors, to the extent permitted under Nevada  law,  exercises  all of the  power  and  authority  of the  Board in the management of the business and affairs of Lucas Energy  between  meetings of the Board.

The business experience of each of the persons listed above during the past five years is as follows:

JAMES J. CERNA, JR., DIRECTOR, CHAIRMAN

Mr. Cerna was appointed a Director and the Chief Executive Officer of the Company on May 19, 2006 and was appointed as President on June 12, 2006. On September 2, 2008, Mr. Cerna transferred his duties as President and Chief Executive Officer to Mr. Sikora.From 2004 to June of 2006 Mr. Cerna was CEO of the privately held Lucas Energy Inc. which merged into the current company. Mr. Cerna has experience in the energy industry and with publicly traded companies. Prior to joining Lucas Energy Inc., he was the Chief Oil and Gas Analyst and CFO of Petroleum Partners LLC from 2001 to 2004, a company developing the Barnett Shale in Texas.  He was the founder and CEO of NetCurrents, Inc., (NASDAQ: NTCS), an organization that focuses on Internet information monitoring and analysis, competitive intelligence, and strategic counsel in the business-to-business market sector. Mr. Cerna was responsible for growing the company from a start-up with an initial valuation of $500,000 to a Nasdaq Small Cap listed company with a market capitalization of $330 million upon his departure. Prior to NetCurrents, he was the manager of the GT Global/AIM Funds performance analysis group in San Francisco. Earlier, he was an international equity analyst with Bailard, Biehl, and Kaiser in San Mateo, California. Mr. Cerna has received five certificates of achievement from the Institute of Chartered Financial Analysts.

W.A. SIKORA, PRESIDENT/CEO/DIRECTOR

For the past five years, Mr. Sikora has provided financial and business advisory services to executive management teams of publicly-owned and privately-held companies with an emphasis on the energy industry.  From 1996 and 1999, he served as Executive Vice President of TransMontaigne, Inc,  a publicly-held, downstream energy company.  From 2001 to 2003, Mr. Sikora served as Director for Appleton Papers, Inc and was Chairman of the Audit Committee from 2001 to 2003.  From 1969 to 1982, Mr. Sikora was a Partner with Peat Marwick Mitchell & Co, a predecessor to KPMG, LLP, a Partner with Touche Ross & Co., a predecessor to Deloitte & Touche, LLP and a Co-founder of Hein & Sikora, a predecessor to Hein & Associates.  Mr. Sikora received a degree in Accounting from the University of Colorado and is a Certified Public Accountant.

WILLIAM A. SAWYER, CHIEF OPERATING OFFICER, DIRECTOR

Mr. Sawyer's appointment to his positions with the Company was effective on June 13, 2006. Mr. Sawyer is an energy executive with over 30 years of diversified experience in the energy industry with firms such as:  ARCO;  Houston Oil & Minerals;  Superior Oil (Mobil) and ERCO. Mr. Sawyer founded the petroleum consulting firm of Exploitation Engineers, Inc., which has served the oil and gas industry for more than eighteen years. From the period 1999 to 2004, when Mr. Sawyer worked for Exploitation Engineers, his clients included private investors, independent oil companies, banking institutions, major energy and chemical companies, and the US government. The firm has evaluated and managed large projects, which included interests in several hundred producing and non-producing oil and gas properties. Mr. Sawyer has  evaluated mineral interests and prepared fair-market-value appraisals of both minerals interests and sub-surface storage interests. Mr. Sawyer has testified as an expert witness in federal court, state court, and before several state agencies in Texas and Oklahoma. Mr. Sawyer rendered, in Court, opinions as to the fair market value of mineral interests and sub-surface storage interests on several occasions.

PETER K. GRUNEBAUM, DIRECTOR, Chair of the Compensation Committee

Mr. Grunebaum is an independent investment banker with over 40 years of experience in the energy sector with a specialty in Exploration & Production. Previously he was the Managing Director of Fortrend International, an investment firm headquartered in New York, New York, a position he held from 1989 until the end of 2003. From 2003 to present Mr. Grunebaum has been an independent investment banker. Mr. Grunebaum is a graduate of Lehigh University, and is also on the Board of the Prepaid Legal Services, Inc. [NYSE:PPD] and Stonemor Partners LP. [NASDAQ: STON].

ERIC WOLD, CFA, DIRECTOR, Chair of the Audit Committee

Eric Wold is the Director of Equity Research at Merriman Curhan Ford, where he is responsible for covering the Global Consumer and Media & Entertainment sectors. He joined the firm in March 2002. For 2006, Mr. Wold was ranked #1 in the nation by the Forbes/StarMine survey and #4 by The Wall Street Journal's Best on the Street survey for the Restaurant industry. For 2004, Mr. Wold was ranked #2 in the nation by both The Wall Street Journal's "Best on the Street" and the Forbes/StarMine surveys for the Restaurant industry. Prior to joining Merriman Curhan Ford, Mr. Wold served as Director of Corporate Finance with NightFire Software, a privately-held telecommunications software company based in Oakland, California. In this capacity, he oversaw the company's corporate finance activities. From 1997 through 2000, Mr. Wold served as Vice President and Senior Research Analyst at First Security Van Kasper, where he was responsible for the Restaurant and Branded Consumer sectors. Prior to Van Kasper, Mr. Wold began his career with Research Analyst positions with both Polynous Capital Management (a hedge fund that he co- founded in 1996) and GT Global Financial Services. Mr. Wold received his Chartered Financial Analyst (CFA) designation in 1997 and a BS in Finance from the University of California at Berkeley.

RICK SCHMID, DIRECTOR, Chair of the Ethics Committee

A graduate of Colorado School of Mines, Rick Schmid has actively worked in many arenas in the Oil and Gas Industry. He has managed technical programming groups, geophysical processing companies, development groups and exploration and production companies for over 32 years. He brings with him extensive technical experience in the oil and gas industry.  Mr. Schmid is a Certified Geophysicist in the State of Texas and a member of SEG, AAPG, HGS, & GSH.  For the past 5 years, Mr. Schmid has been an independent geophysicist.

FRED HOFHEINZ, DIRECTOR, Chair of the Nominating Committee

Mr. Hofheinz, the former Mayor of the City of Houston 1974-1978, began his business career with his late father, Roy Hofheinz, Sr., the founder of the Houston Astrodome and the initial owner of the Houston Astros baseball team.  Mr. Hofheinz played a key role in the family real estate development projects surrounding the Astrodome, including an amusement park -- Astroworld and four hotels. He was the senior officer of Ringling Brothers Barnum and Bailey Circus, which was owned by the Hofheinz family.

In 1971, Mr. Hofheinz co-founded a closed circuit television company, Top Rank, which is now the leading professional boxing promotion firm in the nation. He has served as President of the Texas Municipal League and served on the boards of numerous other state and national organizations for municipal government elected officials.  In addition to his law practice, Mr. Hofheinz also owned several direct interests in oil and gas producing properties and co-founded and served as the Chief Executive Officer of several oil and gas companies. He has also dealt extensively with business interests, primarily oil and gas related, in the People's Republic of China and in the Ukraine.

For the past five years Mr. Hofheinz has been an investor and a practicing attorney with the firm of Williams, Birnberg & Andersen in Houston, Texas, the city that he served as mayor from 1974 to 1978. While he has numerous investments in real estate, his principal investment interest is in oil and gas. He has been actively engaged in successful exploration and production ventures, both domestic and international. He holds a PhD in economics from the University of Texas and takes an active interest in Houston's civic and charitable affairs.  He was admitted to the Texas bar in 1964, having received his preparatory education at the University of Texas, (B.A., M.A., Ph.D., 1960-1964); and his Legal education at the University of Houston, (J.D., 1964).

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons beneficially owning more than 10% of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Company has undertaken an extensive review of the Section 16(a) reports filed on behalf of each person subject to Section 16(a) prior to March 31, 2008, to determine whether all of their reportable transactions in the Company's common stock were timely reported and to ensure proper reporting of all of their beneficial holdings. The review revealed that there were a number of holdings and transactions that were not timely reported and the Company has undertaken to assist the subject persons to file the necessary forms. The Company has also developed new procedures to ensure improved compliance with Section 16(a) on an on-going basis.

Based solely on copies of such forms furnished as provided above, to the Company's knowledge all reports required under Section 16(a) during the most recent fiscal year or prior years, except that none of the newly appointed/elected members of the Board of Directors has filed a Form 3.  These reports are intended to be filed as soon as possible.

EXECUTIVE OFFICER COMPENSATION

Due to the nature of the holding company structure, the Company does not currently have direct employment agreements. All relationships with personnel are presently under the subsidiary operating company, Lucas Energy Resources, Inc., and the Company anticipates that it shall continue to engage and pay employees and executives through the operating subsidiary and not through the parent.

The Company has no pension, health, annuity, bonus, insurance, stock options, profit sharing or similar benefit plans; however, the Company intends to adopt such plans in the near future. There are presently no personal benefits available for directors, officers or employees of the Company.

On March 20, 2007, the Company entered into employment agreements with James Cerna and William Sawyer (filed as exhibits 10.5 and 10.6 to the Company's 10KSB for the year ended March 31, 2007).  Mr. Cerna's agreement is for a period of 3 years and provides for payment of $175,000 annually in exchange for Mr. Cerna's services as Chairman and Chief Executive Officer of the Company.  Furthermore, the Company irrevocably guarantees the payment of two years of Mr. Cerna's base salary plus bonus (minimum 15%) in the event of a termination of Mr. Cerna's employment with the Company pursuant to Section 5(a), 5(b), 5(c) or 5(e) of the employment agreement.

Mr. Sawyer's agreement is also for a period of 3 years and provides for payment of $150,000 annually in exchange for Mr. Sawyer's services as Chief Operating Officer of the Company.  Mr. Sawyer's agreement also guarantees the payment of one year of Mr. Sawyer's base salary plus bonus (minimum 15%) in the event of a termination of Mr. Sawyer's employment with the Company pursuant to Section 5(a), 5(b), 5(c) or 5(e) of the employment agreement.

Effective September 2, 2008, the Company entered into an employment agreement with W.A. Sikora.  Pursuant to the terms of Mr. Sikora's agreement, Mr. Sikora agreed to provide services as the Company's President and Chief Executive Officer for a period of two (2) years.  As compensation for those services, the Company agreed to pay Mr. Sikora a base salary of $125,000 which will be reviewed and increased (by no less than $50,000) after one year of service.  Furthermore, Mr. Sikora may earn bonuses pursuant to the Company's bonus and long-term incentive plans.  Also, Mr. Sikora was granted a total of 200,000 non-qualified stock options to acquire shares of the Company's restricted common stock, which will vest in 50,000 share increments for each six months of service rendered.  These options have an exercise price of $2.60 per share.  As a separate item of consideration for Mr. Sikora to join the Company, Mr. Cerna agreed to transfer 19,230 shares of his holdings to Mr. Sikora, over a period of approximately 12 months of service, essentially at the rate of 4,807 shares per quarter, with the first quarterly transfer to take place on January 1, 2009, and subsequent transfers to occur each quarter thereafter.

Other key personnel involved in the actual operations of the Company's interests are typically paid on a contract basis or as sub-contractors of vendors and service providing companies not owned directly by the Company. Such sub-contracting engagement and per job payments are commonplace in the Company's business. The Company will continue to pay such service providers and third party contractors for running its operations.

CERTAIN TRANSACTIONS

During the past two fiscal years, there have been no transactions between the Company and  any  officer,  director,  nominee  for election as director, or any shareholder owning greater than five percent (5%) of the Company's outstanding shares, nor any member of the above referenced  individuals' immediate family, except as set forth below.

The James Cerna Revocable Trust, whose trustee is the Company's President and CEO, was party to the Share Exchange and Acquisition Agreement and has a direct material interest in the agreement commensurate with their present share ownership interest in the Company.

It is Company policy that any future material transactions between the Company and members of management or their affiliates shall be on terms no less favorable than those available from unaffiliated third parties.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be eligible for inclusion in the Company's Proxy Statement and proxy card relating to the 2008 Annual Meeting of shareholders of the Company must be submitted to the Company in accord with Rule 14a-8 under the Securities and Exchange Act of 1934 not later than the close of business on July 1, 2009, together with written notice of the shareholder's intention to present a proposal for action at the 2008 Annual Meeting of shareholders. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the shareholder, the number of voting securities held by the shareholder of record, a statement that the shareholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, and a statement in support of the proposal.

A shareholder proposal is a shareholder's recommendation or requirement that the Company and/or its Board of Directors take action, which the shareholder intends to present at the 2008 Annual Meeting of the Company's shareholders. The proposal should state as clearly as possible the course of action that the shareholder believes the Company should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted to the Annual meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person(s) named in the enclosed Proxy card to vote shares they represent as the Company may recommend or in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed.

                                                                              By Order of the Board of Directors

                                                                               /s/ W.A. Sikora

                                                                              W.A. Sikora

                                                                              Chief Executive Officer

Houston, Texas

September 23, 2008

PROXY

LUCAS ENERGY, INC.

3000 Richmond Avenue, Suite 400

Houston, Texas 77098

PROXY FOR 2008 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 18, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of LUCAS ENERGY, INC., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated October 4, 2008, and revoking all prior proxies, hereby appoints W. A. SIKORA,  as proxy and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2008 Annual Meeting of Shareholders of LUCAS ENERGY, INC., to be held on November 18, 2008, at 10:00 a.m. local time, at the Petroleum Club of Houston, 800 Bell Avenue, Houston, Texas 77002 and at any adjournment or adjournments thereof, and to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon with all the powers the undersigned would possess if personally present.

A majority of such attorneys or substitutes as shall be present and shall act at said Annual Meeting or any adjournment or adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINATED DIRECTORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

[x] Please mark your votes as in this example.

1. To elect the following nominees for Director, and as Chairs of their respective Committee as noted above (except as marked below):

         NOMINEES: James J. Cerna, Jr., W.A. Sikora, William A. Sawyer, Peter K. Grunebaum, Eric Wold, Rick Schmid, and Fred Hofheinz

                  [ ] For All Nominees [ ] Withhold All [ ] For All Except

          To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

           ___________________________ ___________________________

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" EACH OF PROPOSALS.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES IS RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

MARK HERE FOR ADDRESS CHANGE AND NOTE CHANGE BELOW [ ]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING [ ]

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

PRINT NAME(S) EXACTLY AS SHOWN ON STOCK CERTIFICATE:____________________________

SIGNATURE:_____________________________________ DATE:_________________________

SIGNATURE:_____________________________________ DATE:__________________________